UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 17, 2018

 Natus Medical Incorporated
(Exact name of registrant as specified in its charter)

000-33001
(Commission File Number)

Delaware	77-0154833
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)
6701 Koll Center Parkway, Suite 120
Pleasanton, CA 94566
(Address of principal executive offices)
925-223-6700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1953 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 17, 2018, the Board of Directors (the “Board”) of the Company appointed Drew Davies as Executive Vice-President and Chief Financial Officer effective October 1, 2018. Mr Davies will succeed Sharon Villaverde who served as interim CFO since July 11, 2018.

Mr. Davies, age 52, most recently served as Executive Vice-President and Chief Financial Officer of Extreme Networks since June 2016. Prior to that, he served as Vice-President and Corporate Controller at Marvell Semiconductor Inc. from December 2015 until May 2016. Prior to that, Mr. Davies was the Senior Vice President, Corporate Controller at Spansion, Inc., a provider of flash memory products which merged with Cypress Semiconductor Corporation, in March 2015, from August 2012 to December 2015. Prior to Spansion, Mr. Davies was Corporate Controller at Intersil Corporation from April 2009 to August 2012, and served as operations controller at Intersil from March 2008 to April 2009. He also served as Chief Financial Officer of Nanoconduction, Inc. from March 2007 to March 2008, and as Director Finance and Administration for STATSChipPac from September 1999 to March 2007. Mr. Davies held various finance roles at Micron Custom Manufacturing Services from November 1992 to September 1999. Mr. Davies holds a Master of Business Administration degree from Santa Clara University and a Bachelor of Science, Business Accounting degree from the University of Idaho.

Mr. Davies entered into an employment agreement that is effective upon his joining the Company providing for initial compensation of an annual base salary of $450,000 and participation in the Company's cash bonus plan for 2018 with a target bonus of 65% of base salary.

In addition, and subject to Board approval, Mr. Davies will receive $850,000 worth of restricted stock awards with a vesting of 25% on each of the first four anniversary dates of the date of grant and performance based stock units with a target value of $850,000.

Mr. Davies will also enter into an employment and severance agreement with severance terms corresponding to those of the agreement with the Company's previous Executive Vice-President and Chief Financial Officer, Mr. Kennedy.

Item 7.01.	Regulation FD Disclosure
On September 17, 2018, the Company issued a press release announcing the appointment of Drew Davies as Executive Vice-President and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this report furnished pursuant to Item 7.01, including Exhibit 99.1 attached hereto, will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated September 17, 2018 announcing the appointment of Vice-President and CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: September 17, 2018	By:	/s/ Jonathan A. Kennedy
Jonathan A. Kennedy
President and Chief Executive Officer